EX-99.19a-1

MFS® Intermediate Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	October-2022
Distribution amount per share	$0.02178

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

			Total cumulative	% Breakdown of the total
	Current	% Breakdown of	distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00675	31%	$0.07729	27%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01503	69%	0.20897	73%
Other Capital Source
Total (per common share)	$0.02178	100%	$0.28626	100%
Average annual total return (in relation to NAV) for the five years ended 9-30-2022				1.10%
Annualized current distribution rate expressed as a percentage of month end NAV as of 9-30-2022				8.65%
Cumulative total return (in relation to NAV) for the fiscal year through 9-30-2022				-9.79%
Cumulative fiscal year distributions as a percentage of NAV as of 9-30-2022				9.48%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-1022

MFS® Intermediate Income Trust

P.O. Box 505005

Louisville, KY 40233-5005

Notice to shareholders — Source of distribution

Distribution period	September-2022
Distribution amount per share	$0.02242

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

			Total cumulative	% Breakdown of the total
	Current	% Breakdown of	distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00650	29%	$0.07141	27%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01592	71%	0.19307	73%
Other Capital Source
Total (per common share)	$0.02242	100%	$0.26448	100%
Average annual total return (in relation to NAV) for the five years ended 8-31-2022				1.53%
Annualized current distribution rate expressed as a percentage of month end NAV as of 8-31-2022				8.62%
Cumulative total return (in relation to NAV) for the fiscal year through 8-31-2022				-7.54%
Cumulative fiscal year distributions as a percentage of NAV as of 8-31-2022				8.48%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0922

MFS® Intermediate Income Trust

P.O. Box 505005

Louisville, KY 40233-5005

Notice to shareholders — Source of distribution

Distribution period	August-2022
Distribution amount per share	$0.02255

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

			Total cumulative	% Breakdown of the total
	Current	% Breakdown of	distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00677	30%	$0.06536	27%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01578	70%	0.17670	73%
Other Capital Source
Total (per common share)	$0.02255	100%	$0.24206	100%
Average annual total return (in relation to NAV) for the five years ended 7-31-2022				2.06%
Annualized current distribution rate expressed as a percentage of month end NAV as of 7-31-2022				8.43%
Cumulative total return (in relation to NAV) for the fiscal year through 7-31-2022				-5.06%
Cumulative fiscal year distributions as a percentage of NAV as of 7-31-2022				7.54%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0822

-

MFS® Intermediate Income Trust

P.O. Box 505005

Louisville, KY 40233-5005

Notice to shareholders — Source of distribution

Distribution period	July-2022
Distribution amount per share	$0.02256

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00632	28%	$0.05707	26%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01624	72%	0.16244	74%
Other Capital Source
Total (per common share)	$0.02256	100%	$0.21951	100%
Average annual total return (in relation to NAV) for the five years ended 6-30-2022				1.82%
Annualized current distribution rate expressed as a percentage of month end NAV as of 6-30-2022				8.51%
Cumulative total return (in relation to NAV) for the fiscal year through 6-30-2022				-7.18%
Cumulative fiscal year distributions as a percentage of NAV as of 6-30-2022				6.90%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0722

-

MFS® Intermediate Income Trust

P.O. Box 505005

Louisville, KY 40233-5005

Notice to shareholders — Source of distribution

Distribution period	June-2022
Distribution amount per share	$0.02295

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00643	28%	$0.05121	26%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01652	72%	0.14574	74%
Other Capital Source
Total (per common share)	$0.02295	100%	$0.19695	100%
Average annual total return (in relation to NAV) for the five years ended 5-31-2022				2.02%
Annualized current distribution rate expressed as a percentage of month end NAV as of 5-31-2022				8.50%
Cumulative total return (in relation to NAV) for the fiscal year through 5-31-2022				-6.15%
Cumulative fiscal year distributions as a percentage of NAV as of 5-31-2022				6.08%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0622

-

MFS® Intermediate Income Trust

P.O. Box 505005

Louisville, KY 40233-5005

Notice to shareholders — Source of distribution

Distribution period	May-2022
Distribution amount per share	$0.02333

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00630	27%	$0.04524	26%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01703	73%	0.12876	74%
Other Capital Source
Total (per common share)	$0.02333	100%	$0.17400	100%
Average annual total return (in relation to NAV) for the five years ended 4-30-2022				2.03%
Annualized current distribution rate expressed as a percentage of month end NAV as of 4-30-2022				8.61%
Cumulative total return (in relation to NAV) for the fiscal year through 4-30-2022				-6.58%
Cumulative fiscal year distributions as a percentage of NAV as of 4-30-2022				5.35%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0522